ASSIGNMENT AND
                              ASSUMPTION AGREEMENT

           This Assignment Agreement entered into effective the 13th of October, 2000, by and between Triad Petroleum, LLC, a Florida limited liability company, as assignor ("Triad" or "Assignor") and Fuel Nation, Inc. (f/k/a Regenesis Holding, Inc.), a Florida corporation, as assignee ("Fuel Nation" or "Assignee")).

           WHEREAS, pursuant to a Share Sale and Contribution Agreement, Triad assigned to Fuel Nation, its license rights as a licensee of Emation, LLC with respect to the license to use certain technology in the fuel industry (herein referred to as the "License Agreement"); and

           WHEREAS, pursuant to the Share Sale and Contribution as well as Triad's assignment of its rights in the License Agreement to Fuel Nation, Triad has also agreed to assign any and all contracts and agreements related to any activities involving the License Agreement to Fuel Nation related solely to the fuel industry; and

           WHEREAS, the parties desire to set forth and confirm the understandings in connection therewith.

           NOW, THEREFORE, in consideration of the above premises, and for other good and valuable considerations, the parties agree as follows:

1.       RECITATIONS. The above described recitations are true and correct.

2. ASSIGNMENT OF CONTRACT RIGHTS. Triad hereby assigns all of its right, title and interest in and to those contracts, either written or oral, related to its providing services to customers with respect to the License Agreement, which agreements are identified in Exhibit "A" attached hereto (the "Agreements") and Fuel Nation agrees to assume any and all obligations of Triad under the Agreements. It is understood that Fuel Nation may specifically assign the Agreements to a subsidiary entity for purposes of performance, although to the extent applicable, Fuel Nation shall indemnify and hold Triad harmless from and against any and all liabilities and obligations related to the Agreements arising subsequent to the effective date hereof. To the extent that Triad has advanced monies for the purposes of furthering its interest under the applicable Agreement, Fuel Nation agrees to reimburse Triad for the costs and expenses related thereto.

3. ASSUMPTION. Assignee further accepts all of Assignor's right, title, and interest in and to the Agreements and assumes all of Assignor's obligations under the Agreements. Assignee hereby agrees to all terms, covenants, and conditions under the Agreements and agrees to perform all obligations to be performed by Assignor thereunder.

4. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective heirs, legal representatives, successors and assigns hereunder.



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5.       SIGNATURES. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile executions of this Agreement shall constitute a legal and binding signature as if original.

6. FURTHER ASSURANCES. The parties will at any time execute and deliver such other instruments of conveyance and transfer and take such other action as may reasonably be required to more effectively convey, transfer and vest in the Assignee full and complete ownership of the Membership Interest.

7. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of Florida. To the extent applicable, venue for any action concerning this Agreement (except for the status of arbitration) shall be Dade County, Florida.

8. LITIGATION. In the event that any of the parties to this Agreement institutes suit against any other party or parties to this Agreement to enforce any of their rights hereunder or under any document executed or delivered in connection herewith, the prevailing party in such action shall be entitled to recover from the other party or parties all reasonable costs thereof, including, without limitation, reasonable attorneys' fees and costs (including appeals).

9. HEADINGS. The headings in the sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

10. This Agreement shall be deemed to have been prepared with the input of all parties hereto, and any ambiguity related hereto shall not be construed against any party to this Agreement.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed the day and year first above written.

ASSIGNOR:                                   ASSIGNEE:

TRIAD PETROLEUM, LLC                        FUEL NATION INC.,
                                            f/k/a  REGENESIS HOLDINGS, INC.


By:___________________________              By:___________________________







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                                  SCHEDULE "A"

                                 THE AGREEMENTS

                (to the extent related to the fuel industry ONLY)
                                      ----








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